Exhibit 99.2

RICHARD I. KIM
23291 Partridge Lane
Los Altos Hills, California 94024

March 14, 2006

Dr. K. Philip Hwang
Chief Executive Officer
Televideo, Inc.
2345 Harris Way
San Jose, CA 95131

Dear Dr. Hwang,

As we have discussed, I hereby tender my resignation as an employee and officer of Televideo, Inc. effective immediately. It has been a pleasure to serve you and the Company for the past several years. My best wishes for future successes to you and the company.

Sincerely yours,

/s/ Richard I. Kim
Richard I. Kim

cc: Carmino Rosa